UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2011
REGENCY ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 750-1771
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 25, 2011, Regency Energy Partners LP (the “Partnership”) consummated the over-allotment offering of 1,500,000 common units representing limited partner interests in the Partnership. The sale of the common units was made pursuant to an over-allotment option granted by the Partnership pursuant to an underwriting agreement, dated October 7, 2011, among the Partnership and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regency Energy Partners LP
By:	Regency GP LP, its general partner

By:	Regency GP LLC, its general partner

Date: October 25, 2011	By:	/s/ Paul M. Jolas
Paul M. Jolas
Executive Vice President, Chief Legal Officer and Secretary